EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Second-Quarter Results; Achieving Planned Integration and Synergy Goals
Associated With Harborside Acquisition

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Aug. 1, 2007) - Sun Healthcare Group, Inc. (NASDAQ GM: SUNH) today announced results for the second quarter ended June 30, 2007.

Consolidated and Consolidated Pro Forma Results
      Total net revenue for the quarter ended June 30, 2007, was $446.7 million, up 73 percent compared to $258.5 million for the comparable period one year ago. Net income for the quarter ended June 30, 2007, was $13.0 million, compared to net income of $7.3 million for the comparable period one year ago, resulting in a 30 percent increase in diluted earnings per share to $0.30 from $0.23 for the comparable period one year ago (based on 43.735 million weighted-average shares outstanding as of June 30, 2007). The pro forma information in the table below was prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on April 1, 2006. The information in the table also contains the normalizing adjustments described below.

	Actual Results		Pro Forma
	Quarter Ended June 30,		Prior Yr Q2
	2007	2006	2006

Revenue	$446,665	$258,458	$419,122

Depreciation and amortization	9,787	3,760	8,271

Interest expense, net	11,999	5,079	8,526

Income from continuing operations	11,326	5,495	9,778

Income from discontinued operations	1,714	1,812	1,247

Net income	$13,040	$7,307	$11,025

Diluted earnings per share	$0.30	$0.23	$0.25

EBITDAR	$61,576	$32,176	$52,487
Margin - EBITDAR	13.8%	12.4%	12.5%
EBITDAR normalized	$56,485	$26,806	$47,242
Margin - EBITDAR normalized	12.6%	10.4%	11.3%

EBITDA	$39,278	$18,207	$30,620
Margin - EBITDA	8.8%	7.0%	7.3%
EBITDA normalized	$34,187	$12,837	$25,375
Margin - EBITDA normalized	7.7%	5.0%	6.1%

Income from continuing operations - normalized	$8,417	$393	$4,757
Diluted earnings per share - normalized	$0.19	$0.01	$0.11

Net income - normalized	$8,152	$(294)	$3,505
Diluted earnings per share - normalized	$0.19	$(0.01)	$0.08

      Pre-tax normalizing adjustments in the quarter ended June 30, 2007, consisted of a $0.6 million charge related to the write-off of certain deferred financing costs associated with a credit facility which was refinanced in April 2007, a $0.9 million charge for integration costs associated with the Harborside acquisition, and $9.0 million of income from adjustments of prior period self-insurance reserves ($3.0 million of which were related to discontinued operations).  Pre-tax normalizing adjustments in the quarter ended June 30, 2006 consisted of $8.0 million of income from adjustments of prior period self-insurance reserves ($2.6 million of which were related to discontinued operations) and, in the pro forma results, $0.1 million of costs related to Harborside investor fees.

      On a normalized pro forma basis, comparing the quarter ended June 30, 2007, to the same period in 2006, Sun reported:
•	revenue increased $27.5 million, or 6.6 percent;
•	EBITDAR increased $9.2 million, or 19.6 percent;
•	EBITDAR margin improved 130 basis points to 12.6 percent;
•	EBITDA increased $8.8 million, or 34.7 percent;
•	EBITDA margin improved 160 basis points to 7.7 percent;
•	income from continuing operations increased $3.7 million, or 76.9 percent, increasing diluted earnings per share from continuing operations by $0.08; and
•	net income increased $4.6 million, or 132.6 percent, increasing diluted earnings per share by $0.11.

      Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, "While we have completed only one quarter since the close of the Harborside acquisition, we are very pleased with the margin improvement we have realized thus far. The integration itself is going as expected. The synergies in the quarter of approximately $1.0 million are in line with our expectations for the quarter as are the integration costs. Both the synergies and integration costs will ramp up as we have previously stated in the next two quarters. We believe this acquisition has completed the transformation of the company's asset base, thereby providing us with a platform from which we can generate respectable, organic growth on a go-forward basis."

      Total net revenue for the six-month period ended June 30, 2007, was $720.2 million, up 40 percent compared to $515.2 million in the comparable period a year ago.  Net income for the six-month period ended June 30, 2007, was $17.0 million compared to net income of $8.4 million for the comparable period one year ago, resulting in a 44 percent increase in diluted earnings per share to $0.39 from $0.27 a year ago (based on 43.761 million weighted-average shares outstanding at June 30, 2007). The pro forma information in the table below was prepared as if the Harborside acquisition had occurred on Jan.1, 2006. The information in the table also contains the normalizing adjustments described below.

	Actual Results		Pro Forma Results
	Six Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Revenue	$720,233	$515,215	$884,077	$833,626

Depreciation and amortization	13,708	6,628	18,484	15,425

Interest expense, net	14,058	9,446	18,703	16,205

Income from continuing operations	15,678	6,655	14,367	14,146

Income from discontinued operations	1,285	1,791	729	783

Net income	$16,963	$8,446	$15,096	$14,929

Diluted earnings per share	$0.39	$0.27	$0.34	$0.34

EBITDAR	$88,662	$52,909	$102,929	$92,020
Margin - EBITDAR	12.3%	10.3%	11.6%	11.0%
EBITDAR normalized	$83,720	$47,539	$104,314	$86,900
Margin - EBITDAR normalized	11.6%	9.2%	11.8%	10.4%

EBITDA	$51,985	$25,550	$59,276	$48,901
Margin - EBITDA	7.2%	5.0%	6.7%	5.9%
EBITDA normalized	$47,043	$20,180	$60,661	$43,781
Margin - EBITDA normalized	6.5%	3.9%	6.9%	5.3%

Income from continuing operations - normalized	$12,866	$1,553	$15,668	$9,282
Diluted earnings per share - normalized	$0.29	$0.05	$0.36	$0.21

Net income - normalized	$12,172	$846	$14,418	$7,566
Diluted earnings per share - normalized	$0.28	$0.03	$0.33	$0.17

      Pre-tax normalizing adjustments in the six months of 2007 consist of a $0.6 million charge related to the write-off of certain deferred financing costs associated with a credit facility which was refinanced in April 2007, a $1.0 million charge for integration costs associated with the Harborside acquisition, $9.0 million of income from adjustments of prior period self-insurance reserves ($3.0 million of which were related to discontinued operations), and, in the pro forma results, a $5.9 million charge for losses on prior period Harborside accounts receivable and $0.5 million of costs related to Harborside investor fees and merger costs. Pre-tax normalizing adjustments in the six months of 2006 consist of $8.0 million of income from adjustments of prior period self-insurance reserves ($2.6 million of which were related to discontinued operations) and, in the pro forma results, $0.3 million of costs related to Harborside investor fees.

      On a normalized pro forma basis, comparing the six-month period ended June 30, 2007, to the same period in 2006, Sun reported:
•	revenue increased $50.5 million, or 6.1 percent;
•	EBITDAR increased $17.4 million, or 20.0 percent;
•	EBITDAR margin improved 140 basis points to 11.8 percent;
•	EBITDA increased $16.9 million, or 38.6 percent;
•	EBITDA margin improved 160 basis points to 6.9 percent;
•	income from continuing operations increased $6.4 million or 68.8 percent, increasing diluted earnings per share from continuing operations by $0.15; and
•	net income increased $6.9 million, or 90.6 percent, increasing diluted earnings per share by $0.16.

Inpatient Business
      For its core inpatient business, on a normalized pro forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and six months ended
June 30, 2007 to the same periods in 2006, Sun reported:

Quarter ended June 30, 2007 (pro forma):
•	revenue increased $23.0 million, or 6.1 percent, to $397.8 million from $374.8 million;
•	net segment EBITDAR increased $7.9 million, or 13.1 percent, to $68.1 million from $60.2 million;
•	net segment EBITDAR margin for 2007 was 17.1 percent compared to 16.1 percent in 2006;
•	net segment EBITDA increased $7.4 million, or 19.2 percent, to $46.1 million from $38.6 million;
•	net segment EBITDA margin for 2007 was 11.6 percent compared to 10.3 percent in 2006;
•	net segment income increased $10.5 million, or 43.3 percent, to $34.8 million from $24.3 million;
•	rehabilitation RUGS utilization increased 340 basis points to 82.4 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service Days (“REX days”) as a percent of total Medicare days increased
220 basis points to 37.2 percent.

    The revenue gain of $23.0 million in the quarter was primarily attributable to:
•	a $7.5 million increase in Medicare Part A revenue principally due to increased SNF rates;
•	a $3.4 million increase in private revenue principally due to increased rates;
•	a $4.4 million increase in managed care/commercial insurance revenue due principally to higher customer base;
•	a $1.7 million increase in Medicare Part B revenue; and
•	a $6.0 million increase in Medicaid revenue resulting from a $7.0 million rate improvement which was partially offset by a $1.0 million decrease in Medicaid customer base.

Six months ended June 30, 2007 (pro forma):
•	revenue increased $43.6 million, or 5.8 percent, to $788.8 million from $745.3 million;
•	net segment EBITDAR increased $12.4 million, or 10.6 percent, to $129.5 million from $117.0 million;
•	net segment EBITDAR margin for 2007 was 16.4 percent compared to 15.7 percent in 2006;
•	net segment EBITDA increased $11.9 million, or 15.9 percent, to $86.4 million from $74.5 million;
•	net segment EBITDA margin for 2007 was 10.9 percent compared to 10.0 percent in 2006; and
•	net segment income increased $13.0 million, or 27.6 percent, to $60.1 million from $47.1 million.

      Matros further stated, “A number of key metrics drove our inpatient margin expansion this quarter. While Medicare occupancy in our skilled nursing centers was down 10 basis points, inpatient occupancy was up 40 basis points on a pro forma basis to 89 percent. Medicare mix, as a percent of revenue in the company's skilled nursing centers, increased 70 basis points driven by a continued increase in acuity as evidenced by our 7.8 percent increase in Medicare Part A revenue. Additionally, when we look at our skilled mix, which includes managed care and commercial insurance with Medicare, the improvement in the quarter is 160 basis points to 35.6 percent. REX days increased 220 basis points to 37.2 percent of total Medicare days and Rehab RUGS utilization increased 340 basis points to 82.4 percent of total Medicare days. The company's Rehab Recovery SuitesSM   (RRS) show dramatic differences when looking at some of these same statistics. Medicare occupancy in those centers with RRS is 18.6 percent as compared to 15.8 percent on a consolidated SNF basis. For these same centers, RUGS extensive service days are 47.5 percent of total Medicare days and Rehab RUGS utilization is 89.8 percent.”

Ancillary Businesses
      For its ancillary businesses, on a pro forma basis (assuming the Harborside acquisition occurred at the beginning of the respective periods) comparing the quarter and six months ended June 30, 2007, to the same periods in 2006, Sun reported:

•	for the quarter, revenue increased $6.3 million, or 11.6 percent, to $60.3 million from $54.1 million;
•	for the quarter, EBITDA increased $0.8 million, or 23.5 percent, to $4.7 million from $3.8 million;
•	for the six-month period, revenue increased $10.3 million, or 9.6 percent, to $117.9 million from
$107.5 million; and
•	for the six-month period, EBITDA increased $4.3 million, or 122.7 percent, to $7.8 million from
$3.5 million.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2007 second-quarter operating results on Thursday, Aug. 2, 2007, at 1 p.m. EDT / 10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on Aug. 2, 2007, until midnight EDT on Aug. 9, 2007, by calling (800) 642-1687 and using access code 6879959.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

      Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at  our long- term care facilities; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business and pay interest and other costs of the indebtedness incurred in our acquisition of Harborside Healthcare Corporation; our ability to integrate the operations of Harborside; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
      EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
      Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2007	December 31, 2006

ASSETS

Current assets:
Cash and cash equivalents	$84,537	$131,935
Restricted cash	38,015	32,752
Accounts receivable, net	201,410	117,091
Assets held for sale	2,418	7,173
Other current assets	20,083	10,323

Total current assets	346,463	299,274

Property and equipment, net	667,408	217,544
Restricted cash, non-current	8,767	29,083
Goodwill	232,013	55,092
Intangible assets, net	33,732	13,691
Other assets, net	9,927	6,739

Total assets	$1,298,310	$621,423

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$63,811	$43,400
Accrued compensation and benefits	54,523	42,723
Accrued self-insurance obligations, current	41,398	48,689
Liabilities held for sale	332	1,672
Other accrued liabilities	86,831	42,535
Capital leases, current	703	494
Current portion of long-term debt:
Company obligations	31,341	22,780
Clipper partnerships	799	736

Total current liabilities	279,738	203,029

Accrued self-insurance obligations, net of current	119,078	81,559
Long-term debt, net of current portion:
Company obligations	640,402	100,763
Clipper partnerships	48,979	49,392
Other long-term liabilities	47,157	42,547

Total liabilities	1,135,354	477,290

Stockholders' equity	162,956	144,133
Total liabilities and stockholders' equity	$1,298,310	$621,423

1 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$446,665	$258,458
Costs and expenses:
Operating salaries and benefits	249,230	146,660
Self-insurance for workers' compensation and general and professional liability insurance	8,527	5,149
Operating administrative costs	10,497	6,762
Other operating costs	95,895	53,473
Facility rent expense	22,298	13,969
General and administrative expenses	17,297	12,124
Depreciation	7,288	2,222
Amortization	2,499	1,538
Provision for losses on accounts receivable	3,643	2,114
Interest, net	11,999	5,079
Loss on extinguishment of debt, net	-	-
Loss on sale of assets, net	3	230
Total costs and expenses	429,176	249,320

Income before income taxes and discontinued operations	17,489	9,138
Income tax expense	6,163	3,643
Income from continuing operations	11,326	5,495

Discontinued operations:
Income from discontinued operations, net of related taxes	1,367	1,942
Gain (loss) on disposal of discontinued operations, net of related taxes	347	(130)
Income from discontinued operations, net	1,714	1,812

Net income	$13,040	$7,307

Basic income per common and common equivalent share:
Income from continuing operations	$0.26	$0.18
Income from discontinued operations, net	0.04	0.05
Net income	$0.30	$0.23

Diluted income per common and common equivalent share:
Income from continuing operations	$0.26	$0.17
Income from discontinued operations, net	0.04	0.06
Net Income	$0.30	$0.23

Weighted average number of common and common equivalent shares outstanding:
Basic	42,993	31,264
Diluted	43,735	31,446

2 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$720,233	$515,215
Costs and expenses:
Operating salaries and benefits	405,654	293,579
Self-insurance for workers' compensation and general and professional liability insurance	19,091	17,821
Operating administrative costs	18,087	14,633
Other operating costs	152,507	108,938
Facility rent expense	36,677	27,359
General and administrative expenses	30,130	23,772
Depreciation	9,690	3,617
Amortization	4,018	3,011
Provision for losses on accounts receivable	6,083	3,563
Interest, net	14,058	9,446
Loss on extinguishment of debt, net	19	-
Loss on sale of assets, net	10	244
Total costs and expenses	696,024	505,983

Income before income taxes and discontinued operations	24,209	9,232
Income tax expense	8,531	2,577
Income from continuing operations	15,678	6,655

Discontinued operations:
Income from discontinued operations, net of related taxes	1,288	1,986
Loss on disposal of discontinued operations, net of related taxes	(3)	(195)
Income from discontinued operations, net	1,285	1,791

Net income	$16,963	$8,446

Basic income per common and common equivalent share:
Income from continuing operations	$0.37	$0.21
Income from discontinued operations, net	0.02	0.06
Net income	$0.39	$0.27

Diluted income per common and common equivalent share:
Income from continuing operations	$0.36	$0.21
Income from discontinued operations, net	0.03	0.06
Net Income	$0.39	$0.27

Weighted average number of common and common equivalent shares outstanding:
Basic	42,951	31,252
Diluted	43,761	31,302

3 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$13,040	$7,307
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Depreciation	7,305	2,451
Amortization	2,504	1,720
Amortization of favorable and unfavorable lease intangibles	(196)	(379)
Provision for losses on accounts receivable	3,737	2,444
(Gain) loss on disposal of discontinued operations, net	(347)	130
Loss on sale of assets, net	2	230
Restricted stock and stock option compensation	943	463
Other, net	(113)	5
Changes in operating assets and liabilities, net of acquisitions	23,888	(16,861)
Net cash provided by operating activities	50,763	(2,490)

Cash flows from investing activities:
Capital expenditures, net	(7,705)	(5,292)
Exercise of real estate purchase option	(30,236)	-
Proceeds from sale of assets held for sale	2,251	-
Acquisitions, net	(368,515)	-
Accrued acquisition costs, net	3,585	-
Net cash used for investing activities	(400,620)	(5,292)

Cash flows from financing activities:
Net borrowings under Revolving Credit Facility	5,000	8,134
Long-term debt borrowings	327,000	11,636
Long-term debt repayments	(4,533)	(12,870)
Principal payments under capital lease obligation	(118)	(34)
Net proceeds from exercise of employee stock options	92	-
Distribution of partnership equity	(255)	-
Release of third-party collateral	25,640	-
Distribution of equity	(57)	-
Deferred financing costs	(18,045)	179
Net cash provided by financing activities	334,724	7,045

Net (decrease) increase in cash and cash equivalents	(15,133)	(737)
Cash and cash equivalents at beginning of period	99,670	16,694
Cash and cash equivalents at end of period	$84,537	$15,957

4 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$16,963	$8,446
Adjustments to reconcile net income to net cash provided by (used for)
operating activities, including discontinued operations:
Depreciation	9,739	4,063
Amortization	4,026	3,357
Amortization of favorable and unfavorable lease intangibles	(409)	(758)
Provision for losses on accounts receivable	6,260	4,392
Loss on disposal of discontinued operations, net	3	195
Loss on sale of assets, net	9	243
Restricted stock and stock option compensation	1,694	1,007
Other, net	(111)	31
Changes in operating assets and liabilities, net of acquisitions	14,160	(30,585)
Net cash provided by operating activities	52,334	(9,609)

Cash flows from investing activities:
Capital expenditures, net	(14,955)	(8,625)
Exercise of real estate purchase option	(30,236)	-
Proceeds from sale of assets held for sale	5,489	-
Acquisitions, net	(368,515)	(236)
Accrued acquisition costs, net	3,585	-
Proceeds from sale/leaseback	-	838
Net cash used for investing activities	(404,632)	(8,023)

Cash flows from financing activities:
Net borrowings under Revolving Credit Facility	5,006	25,854
Long-term debt borrowings	327,000	11,636
Long-term debt repayments	(34,140)	(20,564)
Principal payments under capital lease obligation	(658)	(34)
Net proceeds from exercise of employee stock options	665	(123)
Distribution of partnership equity	(511)	-
Release of third-party collateral	25,640	-
Distribution of equity	(57)	-
Deferred financing costs	(18,045)	179
Net cash provided by financing activities	304,900	16,948

Net (decrease) increase in cash and cash equivalents	(47,398)	(684)
Cash and cash equivalents at beginning of period	131,935	16,641
Cash and cash equivalents at end of period	$84,537	$15,957

5 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$446,665	$258,458

Net income	$13,040	$7,307

Income from continuing operations	11,326	5,495

Income tax expense	6,163	3,643

Loss on sale of assets, net	3	230

Net segment income	$17,492	$9,368

Interest, net	11,999	5,079

Depreciation and amortization	9,787	3,760

EBITDA	$39,278	$18,207

Facility rent expense	22,298	13,969

EBITDAR	$61,576	$32,176

Operating administrative costs	10,497	6,762
General and administrative expenses	17,297	12,124
Total operating and general and admin expenses	27,794	18,886

EBITDAM	$67,072	$37,093
EBITDARM	$89,370	$51,062

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

6 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$720,233	$515,215

Net income	$16,963	$8,446

Income from continuing operations	15,678	6,655

Income tax expense	8,531	2,577

Loss on sale of assets, net	10	244

Net segment income	$24,219	$9,476

Interest, net	14,058	9,446

Depreciation and amortization	13,708	6,628

EBITDA	$51,985	$25,550

Facility rent expense	36,677	27,359

EBITDAR	$88,662	$52,909

Operating administrative costs	18,087	14,633
General and administrative expenses	30,130	23,772
Total operating and general and admin expenses	48,217	38,405

EBITDAM	$100,202	$63,955
EBITDARM	$136,879	$91,314

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

7 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$397,830	$20,790	$28,018	$27	$-	$446,665

Affiliated revenue	-	10,332	1,201	-	(11,533)	-

Total revenue	397,830	31,122	29,219	27	(11,533)	446,665

Net segment income (loss)	$40,793	$2,281	$2,057	$(27,639)	$-	$17,492

Interest, net	2,493	-	(1)	9,507	-	11,999

Depreciation and amortization	8,726	135	194	732	-	9,787

EBITDA	$52,012	$2,416	$2,250	$(17,400)	$-	$39,278

Facility rent expense	22,015	53	230	-	-	22,298

EBITDAR	$74,027	$2,469	$2,480	$(17,400)	$-	$61,576

Operating and general and administrative expenses	8,457	1,245	794	17,298	-	27,794

EBITDAM	$60,469	$3,661	$3,044	$(102)	$-	$67,072
EBITDARM	$82,484	$3,714	$3,274	$(102)	$-	$89,370

EBITDA margin	13.1%	7.8%	7.7%			8.8%

EBITDAM margin	15.2%	11.8%	10.4%			15.0%

EBITDAR margin	18.6%	7.9%	8.5%			13.8%

EBITDARM margin	20.7%	11.9%	11.2%			20.0%

8 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$216,897	$20,135	$21,424	$2	$-	$258,458

Affiliated revenue	-	9,613	300	-	(9,913)	-

Total revenue	216,897	29,748	21,724	2	(9,913)	258,458

Net segment income (loss)	$19,970	$1,650	$1,827	$(14,079)	$-	$9,368

Interest, net	3,547	(2)	38	1,496	-	5,079

Depreciation and amortization	3,082	90	188	400	-	3,760

EBITDA	$26,599	$1,738	$2,053	$(12,183)	$-	$18,207

Facility rent expense	13,713	50	206	-	-	13,969

EBITDAR	$40,312	$1,788	$2,259	$(12,183)	$-	$32,176

Operating and general and administrative expenses	4,863	1,164	734	12,125	-	18,886

EBITDAM	$31,462	$2,902	$2,787	$(58)	$-	$37,093
EBITDARM	$45,175	$2,952	$2,993	$(58)	$-	$51,062

EBITDA margin	12.3%	5.8%	9.5%			7.0%

EBITDAM margin	14.5%	9.8%	12.8%			14.4%

EBITDAR margin	18.6%	6.0%	10.4%			12.4%

EBITDARM margin	20.8%	9.9%	13.8%			19.8%

9 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$626,965	$41,469	$51,765	$34	$-	$720,233

Affiliated revenue	-	20,594	1,388	-	(21,982)	-

Total revenue	626,965	62,063	53,153	34	(21,982)	720,233

Net segment income (loss)	$57,601	$3,708	$3,470	$(40,560)	$-	$24,219

Interest, net	4,973	10	14	9,061	-	14,058

Depreciation and amortization	11,925	251	364	1,168	-	13,708

EBITDA	$74,499	$3,969	$3,848	$(30,331)	$-	$51,985

Facility rent expense	36,145	103	429	-	-	36,677

EBITDAR	$110,644	$4,072	$4,277	$(30,331)	$-	$88,662

Operating and general and administrative expenses	13,764	2,502	1,820	30,131	-	48,217

EBITDAM	$88,263	$6,471	$5,668	$(200)	$-	$100,202
EBITDARM	$124,408	$6,574	$6,097	$(200)	$-	$136,879

EBITDA margin	11.9%	6.4%	7.2%			7.2%

EBITDAM margin	14.1%	10.4%	10.7%			13.9%

EBITDAR margin	17.6%	6.6%	8.0%			12.3%

EBITDARM margin	19.8%	10.6%	11.5%			19.0%

10 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$432,332	$40,137	$42,741	$5	$-	$515,215

Affiliated revenue	-	18,997	430	-	(19,427)	-

Total revenue	432,332	59,134	43,171	5	(19,427)	515,215

Net segment income (loss)	$33,702	$100	$2,799	$(27,125)	$-	$9,476

Interest, net	6,980	(8)	74	2,400	-	9,446

Depreciation and amortization	5,272	179	374	803	-	6,628

EBITDA	$45,954	$271	$3,247	$(23,922)	$-	$25,550

Facility rent expense	26,831	108	420	-	-	27,359

EBITDAR	$72,785	$379	$3,667	$(23,922)	$-	$52,909

Operating and general and administrative expenses	9,174	3,831	1,629	23,771	-	38,405

EBITDAM	$55,128	$4,102	$4,876	$(151)	$-	$63,955
EBITDARM	$81,959	$4,210	$5,296	$(151)	$-	$91,314

EBITDA margin	10.6%	0.5%	7.5%			5.0%

EBITDAM margin	12.8%	6.9%	11.3%			12.4%

EBITDAR margin	16.8%	0.6%	8.5%			10.3%

EBITDARM margin	19.0%	7.1%	12.3%			17.7%

11 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$232,870	$-	$232,870	$-	$232,870	$164,960	$397,830

Net segment income (loss)	$31,111	$(6,337)	$24,774	$(386)	$24,388	$16,405	40,793

Interest, net	1,552	-	1,552	845	2,397	96	2,493

Depreciation and amortization	2,994	-	2,994	387	3,381	5,345	8,726

EBITDA	$35,657	$(6,337)	$29,320	$846	$30,166	$21,846	$52,012

Facility rent expense	15,072	-	15,072	(741)	14,331	7,684	22,015

EBITDAR	$50,729	$(6,337)	$44,392	$105	$44,497	$29,530	$74,027

EBITDA margin	15.3%		12.6%		13.0%		13.1%

EBITDAR margin	21.8%		19.1%		19.1%		18.6%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

12 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$216,897	$-	$216,897	$-	$216,897

Net segment income (loss)	$25,377	$(4,913)	$20,464	$(494)	$19,970

Interest, net	2,561	-	2,561	986	3,547

Depreciation and amortization	2,741	-	2,741	341	3,082

EBITDA	$30,679	$(4,913)	$25,766	$833	$26,599

Facility rent expense	14,589	-	14,589	(876)	$13,713

EBITDAR	$45,268	$(4,913)	$40,355	$(43)	$40,312

EBITDA margin	14.1%		11.9%		12.3%

EBITDAR margin	20.9%		18.6%		18.6%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

13 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$462,005	$-	$462,005	$-	$462,005	$164,960	$626,965

Net segment income (loss)	$53,547	$(11,494)	$42,053	$(856)	$41,197	$16,404	57,601

Interest, net	3,397	-	3,397	1,480	4,877	96	4,973

Depreciation and amortization	5,812	-	5,812	768	6,580	5,345	11,925

EBITDA	$62,756	$(11,494)	$51,262	$1,392	$52,654	$21,845	$74,499

Facility rent expense	29,627	-	29,627	(1,166)	28,461	7,684	36,145

EBITDAR	$92,383	$(11,494)	$80,889	$226	$81,115	$29,529	$110,644

EBITDA margin	13.6%		11.1%		11.4%		11.9%

EBITDAR margin	20.0%		17.5%		17.6%		17.6%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

14 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Non affiliated revenues	$216,897	$-	$216,897	$-	$216,897

Net segment income (loss)	$30,161	$(9,278)	$20,883	$(913)	$19,970

Interest, net	1,586	-	1,586	1,961	3,547

Depreciation and amortization	2,420	-	2,420	662	3,082

EBITDA	$34,167	$(9,278)	$24,889	$1,710	$26,599

Facility rent expense	15,465	-	15,465	(1,752)	$13,713

EBITDAR	$49,632	$(9,278)	$40,354	$(42)	$40,312

EBITDA margin	15.8%		11.5%		12.3%

EBITDAR margin	22.9%		18.6%		18.6%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

15 of 34

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Number of available beds:
Long Term Care	23,373	14,517	23,373	14,517
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	213	138	213	138
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	89.2%	87.5%	88.8%	87.8%
Hospitals	59.5%	56.3%	56.9%	56.6%
Inpatient Services	89.0%	87.1%	88.5%	87.4%

Payor Mix % based on patient days - LTC:
Medicare - SNF only	15.8%	15.4%	15.6%	15.3%
Managed care / commercial insurance - SNF only	2.8%	2.1%	2.7%	2.3%
Total SNF skilled mix	18.6%	17.5%	18.3%	17.6%

Medicare	14.7%	13.9%	14.3%	13.8%
Medicaid	60.9%	60.6%	60.5%	60.7%
Private and other	20.9%	22.6%	21.8%	22.5%
Managed care / commercial Insurance	2.6%	1.9%	2.5%	2.0%
Veterans	0.9%	1.0%	0.9%	1.0%

Payor Mix % based on patient days - Hospitals:
Medicare	65.9%	71.7%	66.3%	70.2%
Medicaid	7.7%	6.8%	7.3%	8.3%
Private and other	0.5%	0.0%	0.3%	0.1%
Managed care / commercial Insurance	25.9%	21.5%	26.1%	21.4%
Veterans	0.0%	0.0%	0.0%	0.0%

Payor Mix % based on patient days - Inpatient Services:
Medicare	15.0%	14.4%	14.7%	14.3%
Medicaid	60.6%	60.1%	60.2%	60.3%
Private and other	20.8%	22.5%	21.6%	22.2%
Managed care / commercial Insurance	2.7%	2.0%	2.6%	2.2%
Veterans	0.9%	1.0%	0.9%	1.0%

Revenue Mix % of revenues - LTC:
Medicare - SNF only	31.3%	30.9%	31.3%	30.6%
Managed care / commercial insurance - SNF only	4.3%	3.5%	4.3%	3.4%
Total SNF skilled mix	35.6%	34.4%	35.6%	34.0%

Medicare	29.9%	28.8%	29.6%	28.6%
Medicaid	47.6%	48.2%	47.5%	48.4%
Private and other	17.6%	18.7%	18.0%	18.8%
Managed care / commercial Insurance	4.1%	3.2%	4.0%	3.1%
Veterans	0.8%	1.1%	0.9%	1.1%

Revenue Mix % of revenues - Hospitals:
Medicare	69.0%	72.2%	65.8%	72.7%
Medicaid	6.7%	5.3%	6.1%	6.5%
Private and other	1.3%	0.6%	1.1%	0.6%
Managed care / commercial Insurance	23.0%	21.9%	27.0%	20.2%
Veterans	0.0%	0.0%	0.0%	0.0%

16 of 34

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.6%	31.7%	31.6%	31.5%
Medicaid	46.0%	45.3%	45.5%	45.6%
Private and other	17.0%	17.8%	17.1%	17.9%
Managed care / commercial Insurance	4.6%	4.2%	4.9%	4.0%
Veterans	0.8%	1.0%	0.9%	1.0%

Revenues PPD - LTC:
Medicare (Part A)	$381.76	$336.85	$375.28	$337.44
Medicaid	$159.37	$140.70	$155.11	$141.13
Private and other	$165.81	$139.37	$158.24	$141.76
Managed care / commercial Insurance	$316.90	$303.81	$316.19	$270.64
Veterans	$190.15	$186.34	$196.53	$185.33

Revenues PPD - Hospitals:
Medicare (Part A)	$1,189.30	$1,187.23	$1,182.65	$1,204.44
Medicaid	$1,016.75	$958.26	$1,025.39	$953.14
Private and other	$-	$-	$-	$-
Managed care / commercial Insurance	$1,035.26	$1,239.80	$1,259.26	$1,139.32
Veterans	$-	$-	$-	$-

Revenues PPD - Inpatient Services:
Medicare (Part A)	$407.87	$378.22	$406.86	$379.20
Medicaid	$159.93	$141.40	$155.96	$141.99
Private and other	$165.90	$139.43	$158.31	$141.83
Managed care / commercial Insurance	$354.27	$387.65	$376.40	$343.29
Veterans	$190.15	$186.34	$196.53	$185.33

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$125,715	$68,808	$197,941	$136,144
Medicaid	183,145	98,309	285,401	197,223
Private and other	88,970	49,780	143,623	98,965
Subtotal	397,830	216,897	626,965	432,332

Rehabilitation Therapy Services	20,790	20,135	41,469	40,137
Medical Staffing Services	28,018	21,424	51,765	42,741
Subtotal	48,808	41,559	93,234	82,878

Other - non-core businesses	27	2	34	5
Total	$446,665	$258,458	$720,233	$515,215

Rehab contracts:
Affiliated - continuing	86	89	86	89
Non-affiliated	293	300	293	300

DSO (Days Sales Outstanding):
Inpatient Services - LTC	41	40	41	40
Inpatient Services - Hospitals	75	50	75	50
Rehabilitation Therapy Services	74	83	74	83
Medical Staffing Services	54	56	54	56

17 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$446,665	$419,122
Costs and expenses:
Operating salaries and benefits	249,230	236,626
Self-insurance for workers' compensation and general and professional liability insurance	8,527	9,642
Operating administrative costs	10,497	8,906
Other operating costs	95,895	90,357
Facility rent expense	22,298	21,867
General and administrative expenses	17,297	17,169
Depreciation	7,288	6,745
Amortization	2,499	1,526
Provision for losses on accounts receivable	3,643	3,935
Interest, net	11,999	8,526
Loss on extinguishment of debt, net	-	-
Loss on sale of assets, net	3	230
Total costs and expenses	429,176	405,529

Income before income taxes and discontinued operations	17,489	13,593
Income tax expense	6,163	3,815
Income from continuing operations	11,326	9,778

Discontinued operations:
Income from discontinued operations, net of related taxes	1,367	1,377
Gain (loss) on disposal of discontinued operations, net of related taxes	347	(130)
Income from discontinued operations, net	1,714	1,247

Net income	$13,040	$11,025

Basic income per common and common equivalent share:
Income from continuing operations	$0.26	$0.23
Income from discontinued operations, net	0.04	0.03
Net income	$0.30	$0.26

Diluted income per common and common equivalent share:
Income from continuing operations	$0.26	$0.22
Income from discontinued operations, net	0.04	0.03
Net Income	$0.30	$0.25

Weighted average number of common and common equivalent shares outstanding:
Basic	42,993	42,993
Diluted	43,735	43,735

18 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$884,077	$833,626
Costs and expenses:
Operating salaries and benefits	495,443	471,742
Self-insurance for workers' compensation and general and professional liability insurance	23,223	27,013
Operating administrative costs	21,079	18,726
Other operating costs	191,834	182,526
Facility rent expense	43,653	43,119
General and administrative expenses	35,527	34,362
Depreciation	14,466	12,428
Amortization	4,018	2,997
Provision for losses on accounts receivable	14,023	7,237
Interest, net	18,703	16,205
Loss on extinguishment of debt, net	19	-
Loss on sale of assets, net	11	243
Total costs and expenses	861,999	816,598

Income before income taxes and discontinued operations	22,078	17,028
Income tax expense	7,711	2,882
Income from continuing operations	14,367	14,146

Discontinued operations:
Income from discontinued operations, net of related taxes	732	978
Loss on disposal of discontinued operations, net of related taxes	(3)	(195)
Income from discontinued operations, net	729	783

Net income	$15,096	$14,929

Basic income per common and common equivalent share:
Income from continuing operations	$0.33	$0.33
Income from discontinued operations, net	0.02	0.02
Net income	$0.35	$0.35

Diluted income per common and common equivalent share:
Income from continuing operations	$0.33	$0.32
Income from discontinued operations, net	0.01	0.02
Net Income	$0.34	$0.34

Weighted average number of common and common equivalent shares outstanding:
Basic	42,951	42,951
Diluted	43,761	43,761

19 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$446,665	$419,122

Net income	$13,040	$11,025

Income from continuing operations	11,326	9,778

Income tax expense	6,163	3,815

Loss on sale of assets, net	3	230

Net segment income	$17,492	$13,823

Interest, net	11,999	8,526

Depreciation and amortization	9,787	8,271

EBITDA	$39,278	$30,620

Facility rent expense	22,298	21,867

EBITDAR	$61,576	$52,487

Operating administrative costs	10,497	8,906
General and administrative expenses	17,297	17,169
Total operating and general and admin expenses	27,794	26,075

EBITDAM	$67,072	$56,695
EBITDARM	$89,370	$78,562

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

20 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
	(unaudited)	(unaudited)

Total net revenues	$884,077	$833,626

Net income	$15,096	$14,929

Income from continuing operations	14,367	14,146

Income tax expense	7,711	2,882

Loss on sale of assets, net	11	243

Net segment income	$22,089	$17,271

Interest, net	18,703	16,205

Depreciation and amortization	18,484	15,425

EBITDA	$59,276	$48,901

Facility rent expense	43,653	43,119

EBITDAR	$102,929	$92,020

Operating administrative costs	21,079	18,726
General and administrative expenses	35,527	34,362
Total operating and general and admin expenses	56,606	53,088

EBITDAM	$115,882	$101,989
EBITDARM	$159,535	$145,108

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

21 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$397,830	$20,790	$28,018	$27	$-	$446,665

Affiliated revenue	-	10,332	1,201	-	(11,533)	-

Total revenue	397,830	31,122	29,219	27	(11,533)	446,665

Net segment income (loss)	$40,793	$2,281	$2,057	$(27,639)	$-	$17,492

Interest, net	2,493	-	(1)	9,507	-	11,999

Depreciation and amortization	8,726	135	194	732	-	9,787

EBITDA	$52,012	$2,416	$2,250	$(17,400)	$-	$39,278

Facility rent expense	22,015	53	230	-	-	22,298

EBITDAR	$74,027	$2,469	$2,480	$(17,400)	$-	$61,576

Operating and general and administrative expenses	8,457	1,245	794	17,298	-	27,794

EBITDAM	$60,469	$3,661	$3,044	$(102)	$-	$67,072
EBITDARM	$82,484	$3,714	$3,274	$(102)	$-	$89,370

EBITDA margin	13.1%	7.8%	7.7%			8.8%

EBITDAM margin	15.2%	11.8%	10.4%			15.0%

EBITDAR margin	18.6%	7.9%	8.5%			13.8%

EBITDARM margin	20.7%	11.9%	11.2%			20.0%

22 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$374,832	$20,136	$24,040	$114	$-	$419,122

Affiliated revenue	-	9,613	300	-	(9,913)	-

Total revenue	374,832	29,749	24,340	114	(9,913)	419,122

Net segment income (loss)	$29,673	$1,650	$1,802	$(19,302)	$-	$13,823

Interest, net	7,146	(2)	37	1,345	-	8,526

Depreciation and amortization	7,173	90	201	807	-	8,271

EBITDA	$43,992	$1,738	$2,040	$(17,150)	$-	$30,620

Facility rent expense	21,584	50	233	-	-	21,867

EBITDAR	$65,576	$1,788	$2,273	$(17,150)	$-	$52,487

Operating and general and administrative expenses	6,988	1,164	734	17,189	-	26,075

EBITDAM	$50,980	$2,902	$2,774	$39	$-	$56,695
EBITDARM	$72,564	$2,952	$3,007	$39	$-	$78,562

EBITDA margin	11.7%	5.8%	8.4%			7.3%

EBITDAM margin	13.6%	9.8%	11.4%			13.5%

EBITDAR margin	17.5%	6.0%	9.3%			12.5%

EBITDARM margin	19.4%	9.9%	12.4%			18.7%

23 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$788,847	$41,469	$54,409	$34	$(682)	$884,077

Affiliated revenue	-	20,594	1,388	-	(21,982)	-

Total revenue	788,847	62,063	55,797	34	(22,664)	884,077

Net segment income (loss)	$66,031	$3,708	$3,404	$(51,867)	$813	$22,089

Interest, net	9,901	10	13	8,765	14	18,703

Depreciation and amortization	16,377	251	379	1,477	-	18,484

EBITDA	$92,309	$3,969	$3,796	$(41,625)	$827	$59,276

Facility rent expense	43,096	103	454	-	-	43,653

EBITDAR	$135,405	$4,072	$4,250	$(41,625)	$827	$102,929

Operating and general and administrative expenses	10,894	2,502	1,820	41,390	-	56,606

EBITDAM	$103,203	$6,471	$5,616	$(235)	$827	$115,882
EBITDARM	$146,299	$6,574	$6,070	$(235)	$827	$159,535

EBITDA margin	11.7%	6.4%	6.8%			6.7%

EBITDAM margin	13.1%	10.4%	10.1%			13.1%

EBITDAR margin	17.2%	6.6%	7.6%			11.6%

EBITDARM margin	18.5%	10.6%	10.9%			18.0%

24 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$745,286	$40,136	$47,974	$230	$-	$833,626

Affiliated revenue	-	18,997	430	-	(19,427)	-

Total revenue	745,286	59,133	48,404	230	(19,427)	833,626

Net segment income (loss)	$52,457	$100	$2,744	$(38,030)	$-	$17,271

Interest, net	14,150	(8)	71	1,992	-	16,205

Depreciation and amortization	13,248	179	400	1,598	-	15,425

EBITDA	$79,855	$271	$3,215	$(34,440)	$-	$48,901

Facility rent expense	42,539	108	472	-	-	43,119

EBITDAR	$122,394	$379	$3,687	$(34,440)	$-	$92,020

Operating and general and administrative expenses	13,142	3,831	1,629	34,486	-	53,088

EBITDAM	$92,997	$4,102	$4,844	$46	$-	$101,989
EBITDARM	$135,536	$4,210	$5,316	$46	$-	$145,108

EBITDA margin	10.7%	0.5%	6.6%			5.9%

EBITDAM margin	12.5%	6.9%	10.0%			12.2%

EBITDAR margin	16.4%	0.6%	7.6%			11.0%

EBITDARM margin	18.2%	7.1%	11.0%			17.4%

25 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$232,870	$-	$232,870	$-	$232,870	$164,960	$397,830

Net segment income (loss)	$31,111	$(6,337)	$24,774	$(386)	$24,388	$16,405	40,793

Interest, net	1,552	-	1,552	845	2,397	96	2,493

Depreciation and amortization	2,994	-	2,994	387	3,381	5,345	8,726

EBITDA	$35,657	$(6,337)	$29,320	$846	$30,166	$21,846	$52,012

Facility rent expense	15,072	-	15,072	(741)	14,331	7,684	22,015

EBITDAR	$50,729	$(6,337)	$44,392	$105	$44,497	$29,530	$74,027

EBITDA margin	15.3%		12.6%		13.0%		13.1%

EBITDAR margin	21.8%		19.1%		19.1%		18.6%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

26 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$216,896	$-	$216,896	$-	$216,896	$157,936	$374,832

Net segment income (loss)	$25,377	$(4,913)	$20,464	$(494)	$19,970	$9,703	$29,673

Interest, net	2,561	-	2,561	986	3,547	3,599	7,146

Depreciation and amortization	2,742	-	2,742	341	3,083	4,090	7,173

EBITDA	$30,680	$(4,913)	$25,767	$833	$26,600	$17,392	$43,992

Facility rent expense	14,589	-	14,589	(876)	13,713	7,871	$21,584

EBITDAR	$45,269	$(4,913)	$40,356	$(43)	$40,313	$25,263	$65,576

EBITDA margin	14.1%		11.9%		12.3%		11.7%

EBITDAR margin	20.9%		18.6%		18.6%		17.5%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

27 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2007
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$462,004	$-	$462,004	$-	$462,004	$326,843	$788,847

Net segment income (loss)	$53,548	$(11,494)	$42,054	$(856)	$41,198	$24,833	$66,031

Interest, net	3,397	-	3,397	1,480	4,877	5,024	9,901

Depreciation and amortization	5,813	-	5,813	768	6,581	9,796	16,377

EBITDA	$62,758	$(11,494)	$51,264	$1,392	$52,656	$39,653	$92,309

Facility rent expense	29,627	-	29,627	(1,166)	28,461	14,635	$43,096

EBITDAR	$92,385	$(11,494)	$80,891	$226	$81,117	$54,288	$135,405

EBITDA margin	13.6%		11.1%		11.4%		11.7%

EBITDAR margin	20.0%		17.5%		17.6%		17.2%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

28 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services w/o Harborside	Inpatient Services - Overhead w/o Harborside	Inpatient Services before Clipper & Harborside	Clipper (1)	Inpatient Services before Harborside	Harborside	Total Inpatient Services

Non affiliated revenues	$432,332	$-	$432,332	$-	$432,332	$312,954	$745,286

Net segment income (loss)	$43,892	$(9,278)	$34,614	$(913)	$33,701	$18,756	$52,457

Interest, net	5,020	-	5,020	1,961	6,981	7,169	14,150

Depreciation and amortization	4,610	-	4,610	662	5,272	7,976	13,248

EBITDA	$53,522	$(9,278)	$44,244	$1,710	$45,954	$33,901	$79,855

Facility rent expense	28,584	-	28,584	(1,752)	26,832	15,707	$42,539

EBITDAR	$82,106	$(9,278)	$72,828	$(42)	$72,786	$49,608	$122,394

EBITDA margin	12.4%		10.2%		10.6%		10.7%

EBITDAR margin	19.0%		16.8%		16.8%		16.4%

(1)
Clipper represents our interest of less than 16 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board’s revised Interpretation No. 46 Consolidation of Variable Interest Entities.  Sun began consolidating Clipper  on July 1, 2004.

29 of 34

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	AS REPORTED	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	2007	2006	2007	2006
Number of available beds:
Long Term Care	23,373	23,356	23,373	23,356
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	213	213	213	213
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	89.2%	88.9%	89.2%	89.0%
Hospitals	59.5%	56.3%	56.9%	56.6%
Inpatient Services	89.0%	88.6%	88.9%	88.8%

Payor Mix % based on patient days - LTC:
Medicare - SNF only	15.8%	15.9%	15.7%	15.9%
Managed care / commercial insurance - SNF only	2.8%	2.2%	2.6%	2.3%
Total SNF skilled mix	18.6%	18.1%	18.3%	18.2%

Medicare	14.7%	14.8%	14.6%	14.8%
Medicaid	60.9%	61.5%	61.1%	61.6%
Private and other	20.9%	20.9%	21.0%	20.7%
Managed care / commercial Insurance	2.6%	2.0%	2.4%	2.1%
Veterans	0.9%	0.8%	0.9%	0.8%

Payor Mix % based on patient days - Hospitals:
Medicare	65.9%	71.7%	66.3%	70.2%
Medicaid	7.7%	6.8%	7.3%	8.3%
Private and other	0.5%	0.0%	0.3%	0.1%
Managed care / commercial Insurance	25.9%	21.5%	26.1%	21.4%
Veterans	0.0%	0.0%	0.0%	0.0%

Payor Mix % based on patient days - Inpatient Services:
Medicare	15.0%	15.1%	14.9%	15.1%
Medicaid	60.6%	61.2%	60.9%	61.4%
Private and other	20.8%	20.8%	20.8%	20.5%
Managed care / commercial Insurance	2.7%	2.1%	2.5%	2.2%
Veterans	0.9%	0.8%	0.9%	0.8%

Revenue Mix % of revenues - LTC:
Medicare - SNF only	31.3%	30.6%	31.2%	30.6%
Managed care / commercial insurance - SNF only	4.3%	3.4%	4.1%	3.3%
Total SNF skilled mix	35.6%	34.0%	35.3%	33.9%

Medicare	29.9%	29.3%	29.8%	29.3%
Medicaid	47.6%	48.8%	47.8%	48.8%
Private and other	17.6%	17.8%	17.6%	17.9%
Managed care / commercial Insurance	4.1%	3.2%	3.9%	3.1%
Veterans	0.8%	0.9%	0.9%	0.9%

Revenue Mix % of revenues - Hospitals:
Medicare	69.0%	72.2%	65.8%	72.7%
Medicaid	6.7%	5.3%	6.1%	6.5%
Private and other	1.3%	0.6%	1.1%	0.6%
Managed care / commercial Insurance	23.0%	21.9%	27.0%	20.2%
Veterans	0.0%	0.0%	0.0%	0.0%
30 of 34

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	AS REPORTED	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE	PRO FORMA WITH HARBORSIDE
	2007	2006	2007	2006

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.6%	31.0%	31.4%	31.0%
Medicaid	46.0%	47.2%	46.2%	47.2%
Private and other	17.0%	17.2%	17.0%	17.3%
Managed care / commercial Insurance	4.6%	3.8%	4.6%	3.7%
Veterans	0.8%	0.8%	0.8%	0.8%

Revenues PPD - LTC:
Medicare (Part A)	$381.76	$354.24	$380.95	$354.24
Medicaid	$159.37	$153.31	$159.03	$152.56
Private and other	$165.81	$158.17	$165.16	$161.03
Managed care / commercial Insurance	$316.90	$306.14	$333.63	$287.30
Veterans	$190.15	$205.85	$204.65	$206.48

Revenues PPD - Hospitals:
Medicare (Part A)	$1,189.30	$1,187.23	$1,182.65	$1,204.44
Medicaid	$1,016.75	$958.26	$1,025.39	$953.14
Private and other	$-	$-	$-	$-
Managed care / commercial Insurance	$1,035.26	$1,239.80	$1,259.26	$1,139.32
Veterans	$-	$-	$-	$-

Revenues PPD - Inpatient Services:
Medicare (Part A)	$407.87	$377.96	$406.08	$378.08
Medicaid	$159.93	$153.73	$159.71	$153.07
Private and other	$165.90	$158.21	$165.23	$160.75
Managed care / commercial Insurance	$354.27	$356.01	$384.00	$330.83
Veterans	$190.15	$205.85	$204.65	$206.48

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$125,715	$116,299	$247,581	$231,183
Medicaid	183,145	177,016	364,810	351,810
Private and other	88,970	81,517	176,456	162,293
Subtotal	397,830	374,832	788,847	745,286

Rehabilitation Therapy Services	20,790	20,136	41,470	40,136
Medical Staffing Services	28,018	24,040	54,409	47,974
Subtotal	48,808	44,176	95,879	88,110

Other - non-core businesses	27	114	(649)	230
Total	$446,665	$419,122	$884,077	$833,626

Rehab contracts:
Affiliated - continuing	86	89	86	89
Non-affiliated	293	300	293	300

DSO (Days Sales Outstanding):
Inpatient Services - LTC	41	40	41	40
Inpatient Services - Hospitals	75	50	75	50
Rehabilitation Therapy Services	74	83	74	83
Medical Staffing Services	54	58	54	58

31 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 2nd QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 2nd QUARTER 2007	446,665	61,576	39,278	17,489	11,326	1,714	13,040
Percent of Revenue		13.8%	8.8%	3.9%	2.5%	0.4%	2.9%

Normalizing Adjustments:
Write-off of deferred financing costs	-	-	-	615	400	-	400
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	865	865	865	562	-	562

Adjusted As Reported - 2nd QUARTER 2007	446,665	56,485	34,187	13,013	8,417	(265)	8,152
Percent of Revenue		12.6%	7.7%	2.9%	1.9%	-0.1%	1.8%

Diluted EPS:
As Reported					$0.26	$0.04	$0.30
As Adjusted					$0.19	$-	$0.19

	AS REPORTED - 2nd QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2006	258,458	32,176	18,207	9,138	5,495	1,812	7,307
Percent of Revenue		12.4%	7.0%	3.5%	2.1%	0.7%	2.8%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,102)	(2,499)	(7,601)

Adjusted As Reported - 2nd QUARTER 2006	258,458	26,806	12,837	3,768	393	(687)	(294)
Percent of Revenue		10.4%	5.0%	1.5%	0.2%	-0.3%	-0.1%

Diluted EPS:
As Reported					$0.17	$0.06	$0.23
As Adjusted					$0.01	$(0.02)	$(0.01)

	PRO FORMA SUN & HARBORSIDE - 2nd QUARTER 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - 2nd QUARTER 2006	419,122	52,487	30,620	13,593	9,778	1,247	11,025
Percent of Revenue		12.5%	7.3%	3.2%	2.3%	0.3%	2.6%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,102)	(2,499)	(7,601)
Harborside investor fees	-	125	125	125	81	-	81

Adjusted Pro Forma Sun & Harborside - 2nd QUARTER 2006	419,122	47,242	25,375	8,348	4,757	(1,252)	3,505
Percent of Revenue		11.3%	6.1%	2.0%	1.1%	-0.3%	0.8%

Diluted EPS:
Pro Forma					$0.22	$0.03	$0.25
Adjusted Pro Forma					$0.11	$(0.03)	$0.08

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including self-insurance reserve releases related to prior periods, non-recurring integration costs related to the Harborside acquisition, non-recurring expense related to the write-off of deferred financing costs associated with the refinancing of certain debt agreements, and non-recurring investor fees recorded by Harborside prior to the Sun acquisition. Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

32 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - SIX MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2007	720,233	88,662	51,985	24,209	15,678	1,285	16,963
Percent of Revenue		12.3%	7.2%	3.4%	2.2%	0.2%	2.4%

Normalizing Adjustments:
Write-off of deferred financing costs	-	-	-	615	400	-	400
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	1,014	1,014	1,014	659	-	659

Adjusted As Reported - Six Months 2007	720,233	83,720	47,043	19,882	12,866	(694)	12,172
Percent of Revenue		11.6%	6.5%	2.8%	1.8%	-0.1%	1.7%

Diluted EPS:
As Reported					$0.36	$0.03	$0.39
As Adjusted					$0.29	$(0.01)	$0.28

	AS REPORTED - SIX MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2006	515,215	52,909	25,550	9,232	6,655	1,791	8,446
Percent of Revenue		10.3%	5.0%	1.8%	1.3%	0.3%	1.6%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,102)	(2,499)	(7,600)

Adjusted As Reported - Six Months 2006	515,215	47,539	20,180	3,862	1,553	(708)	846
Percent of Revenue		9.2%	3.9%	0.7%	0.3%	-0.1%	0.2%

Diluted EPS:
As Reported					$0.21	$0.06	$0.27
As Adjusted					$0.05	$(0.02)	$0.03

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including self-insurance reserve releases related to prior periods, non-recurring integration costs related to the Harborside acquisition, and non-recurring expense related to the write-off of deferred financing costs associated with the refinancing of certain debt agreements. Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

33 of 34

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	PRO FORMA SUN & HARBORSIDE - SIX MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Six Months 2007	884,077	102,929	59,276	22,078	14,367	729	15,096
Percent of Revenue		11.6%	6.7%	2.5%	1.6%	0.1%	1.7%

Normalizing Adjustments:
Write-off of deferred financing costs	-	-	-	615	400	-	400
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside bad debt expense	-	5,860	5,860	5,860	3,809	-	3,809
Harborside integration costs	-	1,014	1,014	1,014	659	-	659
Harborside investor fees	-	275	275	275	179	-	179
Harborside merger costs	-	192	192	192	125	-	125

Adjusted Pro Forma Sun & Harborside - Six Months 2007	884,077	104,314	60,661	24,078	15,668	(1,250)	14,418
Percent of Revenue		11.8%	6.9%	2.7%	1.8%	-0.1%	1.6%

Diluted EPS:
Pro Forma					$0.33	$0.01	$0.34
Adjusted Pro Forma					$0.36	$(0.03)	$0.33

	PRO FORMA SUN & HARBORSIDE - SIX MONTHS 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Six Months 2006	833,626	92,020	48,901	17,028	14,146	783	14,929
Percent of Revenue		11.0%	5.9%	2.0%	1.7%	0.1%	1.8%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,370)	(5,370)	(5,370)	(5,102)	(2,499)	(7,601)
Harborside investor fees	-	250	250	250	238	-	238

Adjusted Pro Forma Sun & Harborside - Six Months 2006	833,626	86,900	43,781	11,908	9,282	(1,716)	7,566
Percent of Revenue		10.4%	5.3%	1.4%	1.1%	-0.2%	0.9%

Diluted EPS:
Pro Forma					$0.32	$0.02	$0.34
Adjusted Pro Forma					$0.21	$(0.04)	$0.17

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended June 30.

Normalizing adjustments are transactions or adjustments not related to continuing operations including self-insurance reserve releases related to prior periods, non-recurring integration costs related to the Harborside acquisition, non-recurring expense related to the write-off of deferred financing costs associated with the refinancing of certain debt agreements, and non-recurring investor fees and merger costs recorded by Harborside prior to the Sun acquisition. Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

34 of 34